UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2009
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On May 17, 2009, Onyx Pharmaceuticals, Inc., or Onyx, announced that it has filed a complaint in the United States District Court for the Northern District of California asserting its rights to a Phase 2 anti-cancer compound discovered during joint research between Onyx and Bayer. In its complaint, Onyx seeks a declaration that fluoro-sorafenib is a jointly-owned collaboration compound under the Bayer/Onyx collaboration agreement, together with other remedies. The defendants in the complaint are Bayer Corporation and Bayer A.G.
A copy of the press release, titled “Onyx Pharmaceuticals Files Complaint Against Bayer Corporation” is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release, dated May 17, 2009, titled “Onyx Pharmaceuticals Files Complaint Against Bayer Corporation”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2009	ONYX PHARMACEUTICALS, INC.
	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release, dated May 17, 2009, titled “Onyx Pharmaceuticals Files Complaint Against Bayer Corporation”